UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

___________

CURRENT REPORT
 Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 30, 2015

FUTUREWORLD CORP.
 (Exact name of registrant as specified in charter)

Delaware	000-1273988	81-0562883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

FutureWorld Corp. 3637 4th Street North, 330 Saint Petersburg, Florida		33704
(Address of principal executive offices)		(Zip Code)

(727) 474-1816
  (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Previous independent registered public accounting firm

The Registrant reports in this current report on Form 8-K a change in certifying accountants. Effective June 19, 2015, the Registrant's certifying accountant, DKM Certified Public Accountants ("DKM") resigned as the Registrant's independent registered public accounting firm.

(a)(1) Previous Independent Accountant

(i)  The Registrant reports a change in certifying accountants, which involved DKM Certified Public Accountants ("DKM") resigning as the Registrant's independent registered public accounting firm effective June 19, 2015.

(ii)  DKM Certified Public Accountants ("DKM") issued a report on the Registrant's consolidated financial statements for the fiscal year ended March 31, 2014. The report did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles. Except that it contained an explanatory paragraph expressing concern over the company's ability to continue as a going concern.

(iii)  The decision to change accountants was recommended and approved by the board of directors of the Registrant on June 29, 2015.

(iv)  In connection with the audit of the Registrant's consolidated financial statements for the year ended March 31, 2014 and any subsequent interim period through the date of resignation, there were no disagreements, resolved or not, with DKM Certified Public Accountants ("DKM") on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of DKM Certified Public Accountants ("DKM"), would have caused them to make reference to the subject matter of the disagreement(s) in connection with its reports on the Registrant's consolidated financial statements; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

(b) New independent registered public accounting firm

On June 29, 2015 (the "Engagement Date"), the Board of Directors of the Company approved the engagement of STEVENSON & COMPANY CPAS LLC as its independent registered public accounting firm for the Company's fiscal year ended March 31, 2015. STEVENSON & COMPANY CPAS LLC will audit the consolidated balance sheet of the Company as of March 31, 2015, and the related consolidated statements of operations, stockholders' equity, and cash flows for the year then ending. The objective of an audit of the consolidated financial statements is to express an opinion on the financial statements in accordance with generally accepted accounting principles accepted in the United States (GAAP). The audit of the financial statements will be conducted in accordance with the standards established by the Public Company Accounting Oversight Board (PCAOB) and will include tests of the Company's accounting records and other procedures we consider necessary to enable us to express our opinion.

In conjunction with the above referenced annual audit, STEVENSON & COMPANY CPAS LLC will also perform reviews of the Company's unaudited quarterly financial information for each of the four quarters in the year ending March 31, 2016. For the first three quarters, they will perform reviews of that information before the Form 10‐Q is filed. The objective of a review is to provide a basis for communicating whether there are any material modifications that should be made to the interim financial information for it to conform with GAAP. The audit and the financial reviews will be for the purpose of a complete transparency with Securities and Exchange Commission and the shareholders.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with STEVENSON & COMPANY CPAS LLC regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that STEVENSON & COMPANY CPAS LLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTUREWORLD CORP.

Date: June 30, 2015	By: /s/ Sam Talari
Sam Talari, Principal Executive Officer